UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.    )

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☐	Soliciting Material Pursuant to §240.14a-12

SIEBERT FINANCIAL CORP.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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SIEBERT FINANCIAL CORP.
885 Third Avenue, Suite 1720
New York, New York 10022
(212) 644-2400

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 11, 2012

Dear Shareholders:

     Notice is hereby given of the Annual Meeting of Shareholders of Siebert Financial Corp., a New York corporation, at The Harmonie Club, 4 East 60th Street, New York, NY, on Monday, June 11, 2012 at 10:00 a.m., local time. The meeting’s purpose is to:

     1. Elect six directors; and

     2. Consider any other matters that are properly presented at the Annual Meeting and any adjournment thereof.

     You may vote at the Annual Meeting if you were one of our shareholders of record at the close of business on Friday, April 20, 2012.

     Along with the attached Proxy Statement, we are also enclosing a copy of our Annual Report to Shareholders, which includes our financial statements.

     To assure your representation at the meeting, please vote by Internet or telephone or sign and mail the enclosed proxy as soon as possible. We have enclosed a return envelope, which requires no postage if mailed in the United States. Your proxy is being solicited by the Board of Directors. Shareholders who attend the meeting may revoke their proxy and vote their shares in person.

     PLEASE VOTE—YOUR VOTE IS IMPORTANT

Daniel Iesu
Secretary
New York, New York
April 30, 2012

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY
MATERIALS FOR THE ANNUAL MEETING:

This Notice and Proxy Statement, our Proxy Card and our Annual Report also are available at www.proxyvote.com by entering the control number found on the enclosed Proxy Card

SIEBERT FINANCIAL CORP.
885 Third Avenue, Suite 1720
New York, New York 10022
(212) 644-2400

PROXY STATEMENT FOR THE 2012 ANNUAL MEETING OF
SHAREHOLDERS TO BE HELD ON JUNE 11, 2012

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Annual Meeting:	June 11, 2012 10:00 a.m., local time	The Harmonie Club 4 East 60th Street New York, New York

Record Date:

Close of business on Friday, April 20, 2012. If you were a shareholder at that time, you may vote at the meeting. Each share is entitled to one vote. On the record date, we had 22,101,535 shares of our common stock outstanding and entitled to vote. Of those shares, 19,878,700 shares were beneficially owned or controlled by Muriel F. Siebert, our Chairwoman, President and Chief Executive Officer, and one of our directors. This proxy statement and form of proxy were first mailed to shareholders on or about April 30, 2012.

Quorum:	The holders of a majority of the outstanding shares of our common stock, present in person or by proxy and entitled to vote, will constitute a quorum at the meeting. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum.

Agenda:	1. 2.	Elect six directors. Any other proper business. However, we currently are not aware of any other matters that will come before the meeting.

Vote Required:	The six nominees for director who receive the most votes will be elected. If you withhold authority to vote for any nominee on your proxy card, your vote will not count either for or against the nominee.

Broker Non-votes:

“Broker non-votes” are shares held by brokers or nominees which are present in person or represented by proxy, but which are not voted on a particular matter because instructions have not been received from the beneficial owner. Under the rules of the Financial Industry Regulatory Authority, member brokers generally may not vote shares held by them in street name for customers unless they are permitted to do so under the rules of any national securities exchange of which they are a member. Under the rules of the New York Stock Exchange, New York Stock Exchange-member brokers who hold shares of our common stock in street name for their customers and have transmitted our proxy solicitation materials to their customers, but do not receive voting instructions from such customers, are not permitted to vote on nonroutine matters.

Broker non-votes count for quorum purposes, but we do not count broker non-votes as votes for or against any nonroutine proposal. Under the New York Stock Exchange rules, the proposal relating to the election of directors is deemed to be a nonroutine matter with respect to which brokers and nominees may not exercise their voting discretion without receiving instructions from the beneficial owner of the shares.

Proxies:

Please vote; your vote is important. Prompt return of your proxy will help avoid the costs of re-solicitation. Unless you tell us on the proxy card to vote differently, we will vote signed returned proxies “FOR” each of the Board of Directors’ nominees for director.

If any nominee cannot or will not serve as a director, your proxy will vote in accordance with his or her best judgment. At the time we began printing this proxy statement, we did not know of any matters that needed to be acted upon at the meeting other than those discussed in this proxy statement. However, if any additional matters are presented to the shareholders for action at the meeting, your proxy will vote in accordance with his or her best judgment.

Proxies Solicited By:	The Board of Directors.

Revoking Your Proxy:	You may revoke your proxy before it is voted at the meeting. Proxies may be revoked if you:

	1.	deliver a signed, written revocation letter, dated later than the proxy, to Daniel Iesu, Secretary, Siebert Financial Corp., 885 Third Avenue, Suite 1720, New York, New York 10022;

	2.	deliver a signed proxy, dated later than the first proxy, to Mr. Iesu at the address above; or

	3.	attend the Annual Meeting and vote in person or by proxy. Attending the meeting without doing more will not revoke your proxy.

Cost of Solicitation:	We will pay all costs of soliciting these proxies, estimated at $5,000.00 in the aggregate. Although we are mailing these proxy materials, our directors, officers and employees may also solicit proxies by telephone, facsimile, mail or personal contact. These persons will receive no compensation for their services, but we may reimburse them for reasonable out-of-pocket expenses. We will also furnish copies of solicitation materials to fiduciaries, custodians, nominees and brokerage houses for forwarding to beneficial owners of our shares of common stock held in their names, and we will reimburse them for reasonable out-of-pocket expenses. Broadridge Financial Solutions, Inc. is assisting us in the solicitation of proxies for the meeting for no additional fee.

Your Comments:

Your comments about any aspects of our business are welcome. Although we may not respond on an individual basis, your comments help us to measure your satisfaction, and we may benefit from your suggestions.

PROPOSAL 1

ELECTION OF DIRECTORS

Generally:

Our Board of Directors nominated six directors for election at the annual meeting. All the nominees for election as director are currently serving as our directors. All the nominees have consented to be named and have indicated their intent to serve if elected. If elected, each director will hold office until the next annual meeting or until the director’s successor has been duly elected. All our directors, other than Ms. Siebert, are “independent directors” within the meaning of Rule 5605(a)(2) of The Nasdaq Stock Market.

Nominees:	MURIEL F. SIEBERT Age 79

Muriel Siebert has been Chairwoman, Chief Executive Officer, President and a director of Muriel Siebert & Co., Inc. since 1969 and of Siebert Financial Corp. (the “Company”) since November 8, 1996. She is a director of the New York State Business Council, and the Greater New York Council of the Boy Scouts of America.

Specific experience, qualifications, attributes or skills:

On December 28, 1967, Ms. Siebert became the first woman member of the New York Stock Exchange. Ms. Siebert served as Superintendent of Banks of the State of New York from 1977 to 1982. In March 2009, Ms. Siebert was inducted into the U.S. Business Hall of Fame. Ms. Siebert previously served on the executive committee of the Economic Club of New York, of which she is still a member, and formerly served on the New York State Commission on Judicial Nomination, which is involved in the selection of Associate Judges for the Court of Appeals. She is a member of the Council on Foreign Relations, Committee of 200 (an international organization of pre-eminent businesswomen), the International Women’s Forum and the New York Women’s Forum of which she was a founder and former president. Ms. Siebert provides expertise on financial brokerage matters, and is a sought-after speaker on current financial matters and a frequent commentator on the major financial news networks.

PATRICIA L. FRANCY Age 66

Patricia Francy retired as Special Advisor for Alumni Relations and Treasurer & Controller, Columbia University, December 31, 2005. Ms. Francy is a director of Old Westbury Funds, Inc., the Matheson Foundation, the Siebert Foundation and the Respect for Law and Alliance. Ms. Francy became a director on March 11, 1997.

Specific experience, qualifications, attributes or skills:

Patricia Francy served as Treasurer and Controller of Columbia University from 1989 until 2003. Ms. Francy had been affiliated with Columbia University since 1968, and has served as a Director of Finance and Director of Budget Operations. Ms. Francy is Governor of the Columbia University Club of New York, and a former director for the Children’s Tumor Foundation and the Metropolitan New York Library Council. She serves on the Outward Bound Advisory Board. Ms. Francy participates as director emeritus of Junior Achievement Worldwide, and is a member of the Economic Club of New York and the International Women’s Forum. Ms. Francy provides expertise on financial matters.

NANCY PETERSON HEARN Age 78

Nancy Peterson Hearn is President and Chief Executive Officer of Peterson Tool Company, Inc. since 1979 and is Chairman of the Board. Ms. Hearn became a director on June 4, 2001.

Specific experience, qualifications, attributes or skills:

A nationally recognized business entrepreneur, Nancy Peterson Hearn is chairman and chief executive officer of Peterson Tool Company, Inc. Under her leadership, the company has made exponential gains in sales, production and reputation, and is ranked among the world’s premier designers and manufacturers of custom insert tooling. Peterson Tool successfully received ISO 9001 certification, and has earned numerous quality and certification awards including General Motors’ Targets for Excellence Award and Caterpillar’s coveted Certified Supplier of Quality Materials awards.

She was the first American to earn the prestigious Veuve Clicquot Business Woman of the Year Award (1990). Ms. Hearn has a distinguished leadership record that includes roles on some of the most prestigious boards in the nation. She has served as Vice Chair of the Foundation, Southeast Region Chair and Membership Chair for Committee of 200, an international organization of businesswomen, which has established the Nancy Sanders Peterson Scholars Award in her honor. She chaired the C200 Auction from 2000 to 2008, and her efforts helped raise several millions of dollars for the C200 Foundation. She has also served on the boards of The Society of International Business Fellows, the Aquinas College Board of Governors, the Mississippi University for Women’s National Board of Distinguished Women, Nashville Symphony, Cheekwood Museum and Botanical Gardens and Nashville Ballet.

Ms. Hearn has a longstanding record of community activism that includes roles in Leadership Nashville, the Tennessee Workforce Development Board, the Tennessee Council on Vocational Education, and has been recognized by The National Federation of Parents for Drug Free Youth. As a spokesperson for private industry, she champions the advancement of sound economic policies and professional healthcare standards.

Ms. Hearn is the mother of six adult children, two of whom are actively involved in Peterson Tool Company, Inc. She is married to Billy Ray Hearn and lives in Nashville, Tennessee.

LEONARD M. LEIMAN Age 80	Leonard Leiman is of counsel to the law firm of Fulbright & Jaworski L.L.P., New York, New York. Fulbright & Jaworski L.L.P. provides legal services to us. Mr. Leiman became a director on May 2, 2002.

Specific experience, qualifications, attributes or skills:

Prior to becoming of counsel in 2002, Mr. Leiman was a partner in Fulbright & Jaworski L.L.P. from 1963 to 2001 except for two years during which he was an official of the Securities and Exchange Commission. During his practice, Mr. Leiman has specialized in corporate and securities law, and has represented large and small broker-dealers, investment advisers, investment companies and investment bankers, as well as other business organizations. He was a member of the Municipal Securities Rulemaking Board, was a member of the Legal Affairs Committee of the New York Stock Exchange, and has been a director of several New York Stock Exchange and NASDAQ traded corporations. Mr. Leiman is a member of the Committee on Federal Regulation of Securities of the American Bar Association and has served as chair of the Committee on Securities Regulation of the New York City Bar Association. Mr. Leiman provides experience with legal matters and with private and publicly traded business organizations.

JANE H. MACON Age 65

Jane Macon has been a partner in the law firm of Fulbright & Jaworski L.L.P., San Antonio, Texas since 1984. Fulbright & Jaworski L.L.P. provides legal services to us. Ms. Macon became a director on November 8, 1996.

Specific experience, qualifications, attributes or skills:

Ms. Macon centers her legal practice on public finance and administrative law, public and private partnerships, real estate, zoning, platting, condemnation and municipal bonds. Prior to joining Fulbright & Jaworski L.L.P. in 1983, Ms. Macon served as the first female city attorney of the City of San Antonio where she served in that position from 1977 to 1983.

Active in professional organizations, Ms. Macon is a past president of the International Women’s Forum, the Women Lawyers of Texas and the San Antonio Young Lawyers Association. She presently serves as the program chair of the San Antonio Bar Association. She has served as a member of the Board of Directors for the following national boards: NOW Legal Defense Fund, Child Care Action Campaign, Center for Democracy, National Women’s Political Caucus, National Nurses League and National Civic League (formerly National Municipal League). Ms. Macon is also a member of the San Antonio and American Bar Associations and the State Bar of Texas. She has received both awards as Outstanding Young Lawyer of Texas and the Outstanding Young Lawyer of San Antonio and is listed in Who’s Who in America. Ms. Macon was recently awarded the Prevent Blindness Texas Person of Vision Award signed by Gov. Rick Perry and the Hope Award by the WOW (Women’s Opportunity Week by the Greater San Antonio Chamber of Commerce). Ms. Macon provides expertise on legal matters.

ROBERT P. MAZZARELLA Age 65

Robert Mazzarella serves as a director and as a member of the audit and compensation committees of Placemark Investments, Inc., a registered investment adviser in Wellesley, Massachusetts and Investors Capital Holdings Ltd., in Lynfield Massachusetts. He likewise serves as a Board Member of NASDAQ OMX BX and as the Chairman of the Boston Options Exchange Regulatory Board. Mr. Mazzarella also acts as a consultant to a number of major financial services firms and venture capital firms. Mr. Mazzarella became a director on March 1, 2004.

Specific experience, qualifications, attributes or skills:

Mr. Mazzarella retired from Fidelity Investments Brokerage Services LLC in January 2002, at which time he served as its president. The Board of Directors has determined that Mr. Mazzarella qualifies as an “audit committee financial expert” under the applicable rules of the Securities and Exchange Commission. Mr. Mazzarella provides expertise on financial and brokerage matters.

Vote Required:

The six nominees for director who receive the most votes will be elected. The enclosed proxy allows you to vote for the election of all the nominees listed, to withhold authority to vote for one or more of the nominees or to withhold authority to vote for all the nominees. If you withhold authority to vote for any nominee on your proxy card, your vote will not count either for or against the nominee.

The persons named in the enclosed proxy intend to vote “FOR” the election of all the nominees. Each of the nominees currently serves as a director and has consented to be nominated. We do not foresee that any of the nominees will be unable or unwilling to serve, but if such a situation should arise, your proxy will vote in accordance with his or her best judgment.

     THE BOARD OF DIRECTORS DEEMS THIS PROPOSAL TO BE IN THE BEST INTEREST OF SIEBERT FINANCIAL CORP. AND ITS SHAREHOLDERS AND RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR.

CORPORATE GOVERNANCE

Board Meetings:	The Board of Directors held seven meetings during 2011. Each incumbent director attended at least 75% of his or her Board of Directors meetings and all of his or her committee meetings.

Controlled Company:	We are a “Controlled Company” as defined in Rule 5615(c)(1) of The Nasdaq Stock Market because Muriel Siebert holds more than 50% of our voting power for the election of directors. As a “Controlled Company” we are not required to have a majority of our Board of Directors comprised of independent directors, a compensation committee comprised solely of independent directors or a nominating committee comprised solely of independent directors.

Audit Committee of the Board of Directors:

The Audit Committee of our Board of Directors currently consists of Ms. Francy, Chairwoman, Ms. Hearn and Mr. Mazzarella. The Board of Directors has determined that Ms. Francy, Ms. Hearn and Mr. Mazzarella is each an “independent director” within the meaning of Rule 5605(a)(2) of The Nasdaq Stock Market and within the meaning of the applicable rules and regulations of the Securities and Exchange Commission. The Audit Committee held five meetings during 2011.

The Board of Directors has determined that Mr. Mazzarella qualifies as an “audit committee financial expert” under the applicable rules of the Securities and Exchange Commission.

The Audit Committee was established to (i) assist the Board of Directors in its oversight responsibilities regarding the integrity of our financial statements, our compliance with legal and regulatory requirements and our auditor’s qualifications and independence, (ii) prepare the report of the Audit Committee contained herein, (iii) retain, consider the continued retention and terminate our independent auditors, (iv) approve audit and non-audit services performed by our independent auditors and (v) perform any other functions from time to time delegated by the Board of Directors. The Board of Directors has adopted a written charter for the Audit Committee, which is available on the website of Muriel Siebert & Co., Inc. at https://www.siebertnet.com/html/StartAboutAuditCommittee.aspx.

Compensation Committee of the Board of Directors:	The Compensation Committee of our Board of Directors currently consists of Ms. Macon, Chairwoman, Ms. Francy and Mr. Mazzarella. The Compensation Committee reviews and determines all forms of compensation provided to our executive officers and directors. The Compensation Committee also administers our stock option and other employee benefit plans. The Compensation Committee does not function pursuant to a formal written charter and as a “Controlled Company” we are not required to comply with The Nasdaq Stock Market’s independence requirements. The Compensation Committee held one meeting during 2011.

The Compensation Committee evaluates the performance of the Chief Executive Officer in terms of our operating results and financial performance and determines her compensation in connection therewith. For the 2011 fiscal year, our Chief Executive Officer requested that her cash compensation be limited to $150,000. The Compensation Committee determined that the cash compensation for the Chief Executive Officer be $150,000 for the 2011 fiscal year. This amount was unchanged from 2010.

In accordance with general practice in the securities industry, our executive compensation includes base salaries, an annual cash bonus, and stock options and other equity incentives that are intended to align the financial interests of our executives with the returns to our shareholders. The Compensation Committee determines compensation of our executive officers (other than the Chief Executive Officer) after carefully reviewing self-evaluations completed by the executive officers, each executive officer’s business responsibilities, current compensation, the recommendation of our Chief Executive Officer and our financial performance. We did not change the 2011 base salaries of any of our executive officers from the levels in effect at the end of 2010. After evaluating our financial performance in 2011, our Compensation Committee did not award our executive officers or any other employees of the Company bonuses in 2011. In addition, we did not award any stock options or other equity incentives to our executive officers in 2011.

As part of its oversight of the Company’s executive compensation, the Compensation Committee considers the impact of the Company’s executive compensation, and the incentives created by the compensation awards that it administers, on the Company’s risk profile. In addition, the Company reviews all of its compensation policies and procedures, including the incentives that they create and factors that may reduce the likelihood of excessive risk taking, to determine whether they present a significant risk to the Company. The review found that there were no excessive risks encouraged by the Company’s rewards programs and the rewards programs do not produce payments that have a material impact on the financial performance of the Company.

Nominating Committee of the Board of Directors:

The Nominating Committee of the Board of Directors currently consists of Ms. Hearn, Chairwoman, Ms. Siebert, Ms. Francy and Ms. Macon. The Nominating Committee does not function pursuant to a formal written charter and as a “Controlled Company” we are not required to comply with The Nasdaq Stock Market’s independence requirements. The Nominating Committee did not meet in 2011, but acted in 2012 with respect to the recommendation to the Board of Directors of the nomination of each of the directors for re-election at the 2012 Annual Meeting of Shareholders.

The purpose of the Nominating Committee is to identify individuals qualified to become members of our Board of Directors and to recommend to the Board of Directors or the shareholders that such individuals be selected for directorship. In identifying and evaluating nominees for director, the Nominating Committee considers each candidate’s experience, integrity, background and skills as well as other qualities that the candidate may possess and factors that the candidate may be able to bring to the Board of Directors. We do not have a formal policy with regard to the consideration of diversity in identifying director nominees. However, the Board of Directors believes that it is essential that its members represent diverse viewpoints, with a broad array of experiences, professions, skills, geographic representation and backgrounds that, when considered as a group, provide a sufficient mix of perspectives to allow the Board of Directors to best fulfill its responsibilities to the long-term interests of our shareholders.

The Nominating Committee will consider shareholder nominees for election to our Board of Directors. In evaluating such nominees, the Nominating Committee will use the same selection criteria the Nominating Committee uses to evaluate other potential nominees. Any shareholder wishing to recommend a director candidate for consideration by, the Nominating Committee must do so by sending written notice to our Secretary, Daniel Iesu, at 885 Third Avenue, Suite 1720, New York, New York 10022, no later than January 4, 2013. Such notice must include the recommended candidate’s name, experience,qualifications and biographical data, as well as information as to whether such candidate would qualify as an “independent director” within the meaning of Rule 5605(a)(2) of The Nasdaq Stock Market and the applicable rules and regulations of the Securities and Exchange Commission or as an “audit committee financial expert” under applicable rules and regulations of the Securities and Exchange Commission. The submission must be accompanied by a written consent by the nominee to stand for election if nominated by the Board of Directors and to serve if elected by the shareholders and a representation that the information with respect to such nominee is truthful and accurate.

Indemnification of Officers and Directors:

We indemnify our executive officers and directors to the extent permitted by applicable law against liabilities incurred as a result of their service to us and against liabilities incurred as a result of their service as directors of other corporations when serving at our request. We have a director’s and officer’s liability insurance policy, underwritten by Illinois National Insurance Company, a member of the American International Group, Inc., in the annual aggregate amount of $10 million. As to reimbursements by the insurer of our indemnification expenses, the policy has a $250,000 deductible; there is no deductible for covered liabilities of individual directors and officers.

Annual Shareholders Meeting Attendance Policy:

It is the policy of our Board of Directors that all of our directors are strongly encouraged to attend each annual shareholders meeting. All of our directors attended the 2011 annual meeting of shareholders.

Code of Ethics:

We have adopted a Code of Ethics for Senior Financial Officers applicable to our chief executive officer, chief financial officer, treasurer, controller, principal accounting officer, and any of our other employees performing similar functions. A copy of the Code of Ethics for Senior Financial Officers is available on our website at https://www.siebertnet.com/html/StartAboutGovernance.aspx.

Board Leadership Structure and Board of Directors:

Ms. Muriel Siebert serves as both our Chairwoman of the Board of Directors and Chief Executive Officer and President. The Board of Directors does not have a lead independent director. The Company believes this structure allows all of the directors to participate in the full range of the Board’s responsibilities with respect to its oversight of the Company’s management. The Board of Directors has determined that this leadership structure is appropriate given the size of the Company, the number of directors overseeing the Company and the Board of Directors’ oversight responsibilities.

The Board of Directors holds five to seven regular meetings each year to consider and address matters involving the Company. The Board of Directors also may hold special meetings to address matters arising between regular meetings. These meetings may take place in person or by telephone. The independent directors also regularly meet in executive sessions outside the presence of management. The Board of Directors has access to legal counsel for consultation concerning any issues that may occur during or between regularly scheduled Board meetings. As discussed above, the Board has established an Audit Committee, a Compensation Committee and a Nominating Committee to assist the Board in performing its oversight responsibilities.

The Board of Directors’ Role in Risk Oversight:

Consistent with its responsibility for oversight of the Company, the Board of Directors, among other things, oversees risk management of the Company’s business affairs directly and through the committee structure that it has established. The principal risks associated with the Company are risks related to securities market volatility and the securities industry, lower price levels in the securities markets, intense competition in the brokerage industry, extensive government regulation, net capital requirements, customers’ failure to pay, investment banking activities, an increase in volume on our systems or other events which could cause them to malfunction, reliance on information processing and communications systems, continuing changes in technology, dependence on the ability to attract and retain key personnel, the ability of our principal shareholder to control many key decisions and there may be no public market for our common stock.

The Board of Directors’ role in the Company’s risk oversight process includes regular reports from senior management on areas of material risk to the Company, including operational, financial, legal, regulatory, strategic and reputational risks. The full Board of Directors (or the appropriate committee) receives these reports from management to identify and discuss such risks.

The Board of Directors periodically reviews with management its strategies, techniques, policies and procedures designed to manage these risks. Under the overall supervision of the Board of Directors, management has implemented a variety of processes, procedures and controls to address these risks.

The Board of Directors requires management to report to the full Board of Directors on a variety of matters at regular meetings of the Board of Directors and on an as-needed basis, including the performance and operations of the Company and other matters relating to risk management. The Audit Committee also receives regular reports from the Company’s independent registered public accounting firm on internal control and financial reporting matters. These reviews are conducted in conjunction with the Board of Directors’ risk oversight function and enable the Board of Directors to review and assess any material risks facing the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Management Ownership:

The following table lists share ownership of our common stock as of April 10, 2012. The information includes beneficial ownership by each of our directors, the persons named in the Summary Compensation Table, all directors and executive officers as a group and beneficial owners known by our management to hold at least 5% of our common stock. To our knowledge, each person named in the table has sole voting and investment power with respect to all shares of common stock shown as beneficially owned by such person. No persons or groups filed statements with the Securities and Exchange Commission during 2011 disclosing that they held more than 5% of our common stock.

Name of Beneficial Owner(1)	Shares of Common Stock		Percent of Class
Muriel F. Siebert	20,628,700	(2)	89.9%
Ameen Esmail	25,000	(3)	*
Joseph M. Ramos, Jr.	25,000	(3)	*
Jeanne M. Rosendale	25,000	(3)	*
Timothy O’Leary	0		*
Daniel Iesu	0		*
Patricia L. Francy	61,000	(4)	*
Nancy Peterson Hearn	60,000	(3)	*
Leonard M. Leiman	62,000	(4)	*
Jane H. Macon	61,000	(4)	*
Robert P. Mazzarella	60,000	(3)	*
Directors and current executive officers as a group (11 persons)	21,007,700	(5)	90.2%
____________________

*	Less than 1%

(1)	The address for each person named in the table is c/o Siebert Financial Corp., 885 Third Avenue, Suite 1720, New York, New York 10022.

(2)	Includes an option to purchase 750,000 shares of our common stock which is currently exercisable.

(3)	Represents options to purchase shares of our common stock which are currently exercisable.

(4)	Includes options to purchase 60,000 shares of our common stock which are currently exercisable.

(5)	Includes options to purchase an aggregate of 1,125,000 shares of our common stock described above which are currently exercisable.

EXECUTIVE COMPENSATION

Summary Compensation Table

     The following table shows, for the years ended December 31, 2011 and 2010, the annual compensation paid to or earned by (1) our Chief Executive Officer and (2) each of the five most highly compensated individuals who were serving as our executive officers at December 31, 2011 (collectively, the “Named Executive Officers”).(1)

							Non-qualified
						Non-Equity	Deferred
				Stock	Option	Incentive Plan	Compensation	All Other
Name and principal		Salary	Bonus	Awards	Awards	Compensation	Earnings	Compensation	Total
position	Year	($)	($)	($)	($)(1)	($)	($)	($)	($)
Muriel F. Siebert	2011	150,000	—	—	—	—	—	—	150,000
Chairwoman and President	2010	150,000	—	—	—	—	—	—	150,000

Joseph M. Ramos, Jr.(2)	2011	285,000	—	—	—	—	—	—	285,000
Executive Vice President
and Chief Financial Officer	2010	285,000	—	—	—	—	—	—	285,000

Ameen Esmail	2011	185,000	—	—	—	—	—	—	185,000
Executive Vice President
and Director of Business
Development	2010	185,000	—	—	—	—	—	—	185,000

Jeanne M. Rosendale	2011	300,000	—	—	—	—	—	—	300,000
Executive Vice President
and General Counsel	2010	300,000	—	—	—	—	—	—	300,000

Timothy O’Leary	2011	200,000	—	—	—	—	—	—	200,000
Executive Vice President	2010	200,000	—	—	—	—	—	—	200,000

Daniel Iesu	2011	120,000	—	—	—	—	—	—	120,000
Secretary	2010	120,000	—	—	—	—	—	—	120,000
____________________

(1)	Represents the dollar amount recognized for financial statement reporting in accordance with ASC Topic 718.

(2)	Mr. Ramos also serves as Chief Financial Officer of Siebert, Brandford, Shank & Co., L.L.C. and is separately compensated by Siebert Brandford Shank for such services.

Grants of Plan-Based Awards

     Our Compensation Committee did not approve grants of options to purchase our common stock or other equity awards under our 2007 Long-Term Incentive Plan to any of our Named Executive Officers in 2011.

Outstanding Equity Awards at December 31, 2011

     The following table sets forth the outstanding equity award holdings of our Named Executive Officers at December 31, 2011.

	OPTION AWARDS					STOCK AWARDS
Equity
								Equity	Incentive
								Incentive	Plan
								Plan	Awards:
			Equity					Awards:	Market or
			Incentive					Number of	Payout Value
			Plan Awards:				Market	Unearned	of Unearned
	Number of	Number of	Number of			Number	Value of	Shares,	Shares,
	Securities	Securities	Securities			of Shares	Shares or	Units or	Units or
	Underlying	Underlying	Underlying			or Units of	Units of	Other	Other
	Unexercised	Unexercised	Unexercised	Option	Option	Stock That	Stock That	Rights That	Rights That
	Options (#)	Options (#)	Unearned	Exercise	Expiration	Have Not	Have Not	Have Not	Have Not
Name	Exercisable	Unexercisable	Options (#)	Price ($)	Date	Vested (#)	Vested ($)	Vested (#)	Vested (#)
Muriel F. Siebert	750,000	—	—	4.30	4/19/2012	—	—	—	—
Joseph M. Ramos, Jr.	25,000	—	—	2.75	8/17/2016	—	—	—	—
Ameen Esmail	25,000	—	—	5.06	7/3/2013	—	—	—	—
Jeanne M. Rosendale	25,000	—	—	4.75	5/4/2014	—	—	—	—
Timothy O’Leary	—	—	—	—	—	—	—	—	—
Daniel Iesu	—	—	—	—	—	—	—	—	—
____________________

Termination of Employment and Change-in-Control Arrangements

     Employment Agreements. We are not a party to an employment agreement with any Named Executive Officer. All of our Named Executive Officers are employees at will.

     Option Agreements. The Option Agreements we entered into with our Named Executive Officers provide that in the event of a Change in Control (as defined below) of our Company, the options shall immediately become fully exercisable. A Change in Control means the occurrence of (i) any consolidation or merger in which we are not the continuing or surviving entity or pursuant to which shares of our common stock are converted into cash, securities or other property, other than a consolidation or merger in which the holders of our common stock immediately prior to such consolidation or merger own not less than 50% of the total voting power of the surviving entity immediately after the consolidation or merger, (ii) any sale, lease, exchange or other transfer of all or substantially all of our assets, (iii) the approval by our shareholders of any plan or proposal for our complete liquidation or dissolution or (iv) any person or entity becoming the owner of 50% or more of our common stock. All options to purchase our common stock issued to Ms. Siebert, Mr. Esmail, Mr. Ramos, and Ms. Rosendale have vested and are fully exercisable.

Compensation of Directors

     During 2011 our non-employee directors received cash compensation of $30,000 for service on our Board of Directors. We do not compensate our employees or employees of our subsidiaries for service as directors. The chairs of the Board of Directors’ Audit and Compensation Committees and the Audit Committee Financial Expert each receive an additional annual fee of $10,000. Directors’ fees are paid quarterly.

Director Compensation

	Fees			Non-Equity	Nonqualified
	Earned			Incentive	Deferred
	or Paid	Stock	Option	Plan	Compensation	All Other
	in	Awards	Awards	Compensation	Earnings	Compensation	Total
Name	Cash ($)	($)	($)	($)	($)	($)	($)
Muriel F. Siebert(1)	—	—	—	—	—	—	—
Patricia L. Francy(2)	40,000	—	—	—	—	—	40,000
Nancy Peterson Hearn	30,000	—	—	—	—	—	30,000
Leonard M. Leiman	30,000	—	—	—	—	—	30,000
Jane H. Macon(3)	40,000	—	—	—	—	—	40,000
Robert P. Mazzarella(4)	40,000	—	—	—	—	—	40,000
____________________

(1)	Ms. Siebert is the Chairwoman, President and Chief Executive Officer and accordingly does not receive any compensation for her services as a director.

(2)	Ms. Francy is the Chairwoman of the Audit Committee.

(3)	Ms. Macon is the Chairwoman of the Compensation Committee.

(4)	Mr. Mazzarella is the Audit Committee Financial Expert.

Audit Committee Report to Shareholders:

The Audit Committee has reviewed and discussed with management the audited financial statements for the fiscal year ended December 31, 2011. The Audit Committee has also discussed with our independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, “Communications with Audit Committees,” as amended, including our critical accounting policies and our interests, if any, in “off balance sheet” entities. Additionally, the Audit Committee has received the written disclosures and representations from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence.

Based on the review and discussions referred to within this report, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended December 31, 2011 be included in Siebert Financial Corp.’s Annual Report on Form 10-K for filing with the Securities and Exchange Commission.

Audit Committee, Patricia L. Francy, Chairwoman Nancy Peterson Hearn Robert P. Mazzarella

Section 16(a) Beneficial Ownership Reporting Compliance:

Section 16(a) of the Exchange Act requires our executive officers and directors and persons who beneficially own more than 10% of our common stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission.

These executive officers, directors and shareholders are required by the Securities and Exchange Commission to furnish us with copies of all forms they file pursuant to Section 16(a).

No forms were filed under Section 16(a) or were furnished to us during fiscal 2011. Based solely upon this review, we believe that during fiscal 2011 all Section 16(a) filing requirements applicable to our executive officers, directors and greater than 10% beneficial owners were complied with on a timely basis.

Householding:

If you share an address with another shareholder, only one copy of our Annual Report and proxy statement is being delivered unless we have received contrary instructions from you. We will promptly deliver a separate copy of either document to, any shareholder upon written or oral request to our Secretary, Daniel Iesu, at Siebert Financial Corp., 885 Third Avenue, Suite 1720, New York, New York 10022, telephone (212) 644-2400. If you share an address with another shareholder and (i) would like to receive multiple copies of the proxy statement or Annual Report to Shareholders in the future, or (ii) if you are receiving multiple copies and would like to receive only one copy per household in the future, please contact your bank, broker, or other nominee record holder, or you may contact us at the above address and phone number.

RELATIONSHIP WITH INDEPENDENT AUDITORS

     EisnerAmper LLP currently serves as our independent registered public accounting firm. A representative of EisnerAmper LLP will be present at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so, and will respond to appropriate questions from shareholders.

Audit Fees

     Audit Fees. The aggregate fees billed by EisnerAmper LLP for professional services rendered for the audit of our annual financial statements and reviews of our quarterly financial statements were $192,000 for the years ended December 31, 2011 and December 31, 2010, respectively.

     Audit-Related Fees. EisnerAmper LLP did not perform any audit-related services during the years ended December 31, 2011 and December 31, 2010.

     Tax Fees. The aggregate fees billed by EisnerAmper LLP during the years ended December 31, 2011 and December 31, 2010 for tax compliance services totaled $96,000 and $68,000, respectively.

     All Other Fees. The aggregate fees billed by EisnerAmper LLP during the years ended December 31, 2011 and December 31, 2010 for other products and services totaled $21,000 for each year, respectively. Other fees during the years ended December 31, 2011 and December 31, 2010 related to the audit of our 401(k) Plan.

     Our Audit Committee has determined that the services described above that were rendered by EisnerAmper LLP are compatible with the maintenance of EisnerAmper LLP’s independence from our management.

Pre-Approval Policy

     The Audit Committee pre-approves all audit and non-audit services provided by our independent auditors prior to the engagement of the independent auditors with respect to such services. With respect to audit services and permissible non-audit services not previously approved, the Audit Committee has authorized the Chairwoman of the Audit Committee to approve such audit services and permissible non-audit services, provided the Chairwoman informs the Audit Committee of such approval at the next regularly scheduled meeting. All “Audit Fees”, “Tax Fees” and “All Other Fees” set forth above were pre-approved by the Audit Committee in accordance with its pre-approval policy.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Review and Approval of Related Party Transactions

     As set forth in our Amended and Restated Audit Committee Charter, the Audit Committee is responsible for reviewing and approving all related party transactions.

     Our Code of Ethics for Senior Financial Officers, applicable to our chief executive officer, chief financial officer, controller, treasurer, principal accounting officer and other employees performing similar functions, provides that our Senior Financial Officers should endeavor to avoid any actual or potential conflict of interest between their personal and professional relationships and requires them to promptly report and disclose all material facts relating to any such relationships or financial interests which give rise, directly or indirectly, to an actual or potential conflict of interest to the Audit Committee. The Code of Ethics also provides that no Senior Financial Officer should knowingly become involved in any actual or potential conflict of interest without the relationship or financial interest having been approved by the Audit Committee. Our Code of Ethics does not specify the standards that the Audit Committee would apply to a request for a waiver of this policy.

SHAREHOLDER PROPOSALS FOR THE
2013 ANNUAL MEETING AND COMMUNICATIONS

     If you wish to submit proposals to be presented at the 2013 Annual Meeting of Shareholders, the proposals must be received by us no later than January 4, 2013 to be included in our proxy materials for that meeting.

     The Board of Directors maintains a process for shareholders to communicate with the Board of Directors or individual directors as follows. Shareholders who wish to communicate with the Board of Directors or an individual director should direct written correspondence to our Secretary, Daniel Iesu, at our principal office at 885 Third Avenue, Suite 1720, New York, New York 10022. Any such communication must contain (i) a representation that the shareholder is a holder of record of our common stock, (ii) the name and address, as they appear on our books, of the shareholder sending such communication and (iii) the number of shares of our common stock that are beneficially owned by such shareholder. The Secretary will forward such communications to the Board of Directors or a specified individual director to whom the communication is directed unless such communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Secretary has the authority to discard the communication or take appropriate legal action regarding such communication.

OTHER MATTERS

     The Board does not know of any other matters to be presented at the meeting. If any additional matters are properly presented to the shareholders for action at the meeting, the persons named in the enclosed proxies and acting thereunder will have discretion to vote on these matters in accordance with their best judgment.

     YOU MAY OBTAIN A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2011 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WITHOUT CHARGE BY WRITING TO: DANIEL IESU, SECRETARY, SIEBERT FINANCIAL CORP., 885 THIRD AVENUE, SUITE 1720, NEW YORK, NEW YORK 10022 OR CALLING 800-872-0711.

By Order of the Board of Directors Daniel Iesu Secretary
Dated: April 30, 2012

PLEASE VOTE BY INTERNET OR TELEPHONE OR COMPLETE,
DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY
IN THE ENCLOSED ENVELOPE.

PLEASE VOTE—YOUR VOTE IS IMPORTANT

SIEBERT FINANCIAL CORP. C/O AMERICAN STOCK TRANSFER 6201 15th AVENUE BROOKLYN, NY 11219	VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

			For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following Item (1):
			☐	☐	☐
1.	Election of Directors Nominees

01 Muriel F. Siebert 02 Patricia L. Francy 03 Nancy Peterson Hearn 04 Leonard Leiman 05 Jane Macon
06 Robert P. Mazzarella

NOTE: Discretionary authority is hereby granted with respect to any other business which may properly come before the meeting or any adjournments thereof.

UNLESS OTHERWISE SPECIFIED IN THE SPACES PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST FOR ALL NOMINEES LISTED IN ITEM (1).

For address change/comments, mark here.					☐
(see reverse for instructions)			Yes	No

Please indicate if you plan to attend this meeting			☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]		Date				Signature (Joint Owners)	Date

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

ANNUAL MEETING OF SHAREHOLDERS OF
SIEBERT FINANCIAL CORP.

June 11, 2012
The meeting will be held at 10:00 A.M., eastern daylight time, at The Harmonie Club, 4 East 60th Street,
New York, NY.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Proxy Statement, and Annual Report is/are available at www.proxyvote.com.

SIEBERT FINANCIAL CORP.
PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE 11, 2012

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Daniel Iesu and Patricia L. Francy, and each of them, the proxies of the undersigned, with power of substitution to each of them to vote all shares of Siebert Financial Corp. which the undersigned is entitled to vote at the Annual Meeting of Shareholders of Siebert Financial Corp. to be held Monday, June 11, 2012, at 10:00 A.M., eastern daylight time, and at any adjournments thereof. Please call 212-355-7400 to obtain directions to the Annual Meeting to vote in person. Any and all proxies heretofore given are hereby revoked.

UNLESS OTHERWISE SPECIFIED IN THE SPACES PROVIDED, THE UNDERSIGNED’S VOTE WILL BE CAST FOR ALL NOMINEES LISTED IN ITEM (1).

Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side